Exhibit 99.1

Fortune Brands Innovations Names Peter G. Clifford Executive Vice President and Chief Financial Officer

DEERFIELD, Ill.--(BUSINESS WIRE)—Sept. 9, 2026--Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), an industry-leading home, security and digital products company, today announced that Peter G. Clifford was appointed by its Board of Directors to serve as Executive Vice President and Chief Financial Officer, effective September 21, 2026.

Clifford brings more than 30 years of finance leadership experience across building products, healthcare and industrial businesses, including public-company CFO and COO roles at The AZEK Company and Cantel Medical. Most recently, Clifford served as CFO for Filtration Group Corporation from February 2025 to August 2026. Prior to his three CFO positions, Clifford held multiple finance leadership roles at IDEX Corporation and GE. Throughout Clifford’s accomplished career, he has developed deep expertise in global operations, finance transformation and mergers and acquisitions while building credibility with shareholders through clear, effective communications.

“Pete is a disciplined leader who has led businesses to strengthen execution, improve financial processes and create long-term value,” said Fortune Brands Chief Executive Officer Jesse Singh. “Importantly, he brings a pragmatic and balanced approach to both finance and operations. He has worked closely with manufacturing and supply chain operations and understands the day-to-day realities of running a business. We expect this practical perspective on what drives performance will help us improve execution and continue to build a stronger company. We are excited to have him join the team.”

Upon Clifford’s arrival, Ashley George, the Company’s Interim CFO, will assume the position of Senior Vice President, Finance, a role in which she previously served. George will continue to help drive ongoing efforts to strengthen execution, improve productivity and align resources to Fortune Brands’ most important growth opportunities.

Inducement Awards Pursuant to NYSE Rule 303A.08

In connection with Clifford’s appointment as the Company’s new CFO and as an inducement for him to join the Company, the Company has agreed to grant to him, effective September 28, 2026, inducement awards in the form of a performance-based restricted stock unit award with respect to 130,000 shares of the Company’s common stock (the “Performance Award”) and a service-based stock option award with respect to 65,000 shares of the Company’s common stock (the “Option Award”).

The Performance Award is scheduled to vest with respect to 50% of the award on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject to the satisfaction of certain performance goals relating to average Company common stock price and to Clifford’s continuous employment through the applicable vesting date. The Option Award is scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to Clifford’s continuous employment through the applicable vesting date. Any shares received under the Performance Award and the Option Award must be retained for the duration of Clifford’s employment, and following the termination of his employment for any reason, a minimum of 50% of the shares received under the Performance Award and the Option Award must be held by Clifford for one-year post termination from the Company. The Performance Award and the Option Award will each be granted to Clifford outside of the Company’s 2022 Long-Term Incentive Plan as an employment inducement award under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens. The Company makes innovative products for residential and commercial environments, with a growing focus on digital solutions and products that add luxury, contribute to safety and enhance sustainability. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, Sentry Safe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our strategies and investments to enhance execution and realign our business, expectations for the markets in which we operate, expected impacts from recently-announced organizational and leadership changes, ongoing succession planning, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the other potential impacts of inflation, including consumer spending, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, the anticipated impact of future tariff refunds and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” "on track" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks associated with our recent leadership changes and our search process to identify additional permanent members of senior management, (vii) risks relating to rapidly evolving technological change, (viii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (ix) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (x) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (xi) risks associated with doing business globally, including changes in trade-related tariffs (including recent U.S. tariffs announced or imposed on China, Canada, Mexico and other countries and any reciprocal actions taken by such countries) and risks with uncertain trade environments, (xii) risks associated with the disruption of operations, including as a result of severe weather events, (xiii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiv) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xv) impairments in the carrying value of goodwill or other acquired intangible assets, (xvi) risks of increases in our defined benefit-related costs and funding requirements, (xvii) our ability to attract and retain qualified personnel and other labor constraints, (xviii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xix) risks associated with environmental, social and governance matters, (xx) potential liabilities and costs from claims and litigation, (xxi) changes in government and industry regulatory standards, (xxii) future tax law changes or the interpretation of existing tax laws, and (xxiii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025. We undertake no obligation to, and expressly disclaim any such obligation to, update, amend, revise or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Curt Worthington

Investor.Questions@fbin.com